ADVISORSHARES TRUST

AdvisorShares RESTAURANT ETF

NYSE Arca Ticker: EATZ

Supplement dated April 9, 2026 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Restaurant ETF (the “Fund”) and should be read in conjunction with those documents.

At the recommendation of AdvisorShares Investments, LLC, the investment adviser to the series of AdvisorShares Trust (the “Trust”), the Trust’s Board of Trustees approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about May 7, 2026 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc. is expected to be April 30, 2026. Between the last day of trading and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. In preparation for the liquidation, the Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.